Exhibit 99.1

Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd.

Consolidated Financial Statements

For the years ended December 31, 2012 and 2011

F-1

CONTENTS	PAGE(S)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-3- F-4

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2012 AND 2011	F-5

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011	F-6

CONSOLIDATED STATEMENTS OF CHANGES IN OWNERS’ DEFICIT
FOR THE TWO YEARS ENDED DECEMBER 31, 2012	F-7

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011	F-8

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	F9-F19

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Owners of

Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd.

Report on the Financial Statements

We have audited the accompanying consolidated balance sheets of Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd. (the "Company") as of December 31, 2012 and 2011, and the related consolidated statements of operations and comprehensive loss, changes in owners’ deficit and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

F-3

The accompanying of financial statements has been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company has negative working capital, suffered recurring losses from operations, and has a net capital deficiency that raises substantial doubts about their ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

/s/Marcum Bernstein & Pinchuk LLP

Marcum Bernstein & Pinchuk LLP

New York, New York

December 9, 2013

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011
Assets
Current assets:
Cash	$190,290	$224,810
Inventories	114,227	107,700
Other current assets	48,767	168,889
Total current assets	353,284	501,399

Property and equipment, net	1,764,702	678,901
Advance payment for leasehold improvement	955,486	768,679
Rental deposits	94,597	78,127
Intangible assets, net	18,508	-

Total Assets	$3,186,577	$2,027,106

Liabilities and Owners’ Deficit
Current liabilities:
Other current liabilities	$799,985	$289,263
Due to an owner	445,046	359,308
Unearned income	3,774,446	1,449,696
Total current liabilities	5,019,477	2,098,267
Advances from investors of new clubs	3,626,795	930,723

Total liabilities	8,646,272	3,028,990

Commitments and Contingencies

Owners’ Deficit
Paid-in capital	734,556	734,556
Due from an owner	(3,855,715)	(1,178,659)
Accumulated deficit	(2,666,268)	(660,254)
Accumulated other comprehensive income	37,637	18,151
Total owners’ deficit attributable to Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd.	(5,749,790)	(1,086,206)
Non-controlling interests	290,095	84,322
Total Owners’ Deficit	(5,459,695)	(1,001,884)

Total Liabilities and Owners’ Deficit	$3,186,577	$2,027,106

The accompanying notes are an integral part of the consolidated financial statements

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the years ended December 31,
	2012	2011

Revenues	$486,710	$321,377
Cost of revenues	(456,004)	(327,031)
Cost of excess capacity	(645,836)	(250,247)
Gross loss	(615,130)	(255,901)

Operating expenses
Selling and general and administrative expenses	(1,982,580)	(632,582)
Total operating expenses	(1,982,580)	(632,582)

Loss from operations	(2,597,710)	(888,483)

Other income/(expenses)
Interest income	489	2,553
Other (expenses)/income	4,023	(32,414)
Total other (expenses)/income	4,512	(29,861)

Loss before income taxes expenses	(2,593,198)	(918,344)
Income tax	-	-
Net loss	(2,593,198)	(918,344)
Less: Net loss attributable to non-controlling interests	(587,184)	(323,243)
Net loss attributable to Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd.	(2,006,014)	(595,101)
Other comprehensive income
Net loss before allocation to non-controlling interests	(2,593,198)	(918,344)
Foreign currency translation adjustment	23,943	8,800
Comprehensive loss	(2,569,255)	(909,544)
Less: Comprehensive loss attributable to non-controlling interests	(582,727)	(317,934)
Comprehensive Loss Attributable to Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd.	$(1,986,528)	$(591,610)

The accompanying notes are an integral part of the consolidated financial statements

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

CONSOLIDATED STATEMENTS OF CHANGES IN OWNERS’ DEFICIT

	Paid-in capital	Due from owner	Accumulated deficits	Accumulated other comprehensive income	Non-controlling interests	Total Deficit

Balance at January 1, 2011	$734,556	$(255,628)	$(65,153)	$14,660	$(58,228)	$370,207
Capital contribution from Non-controlling interests	-	-	-	-	460,484	460,484
Loan to owner	-	(923,031)	-	-	-	(923,031)
Net loss	-	-	(595,101)	-	(323,243)	(918,344)
Foreign currency translation adjustment	-	-	-	3,491	5,309	8,800
Balance at December 31, 2011	734,556	(1,178,659)	(660,254)	18,151	84,322	(1,001,884)

Capital contribution from Non-controlling interests	-	-	-	-	788,500	788,500
Loan to owner	-	(2,677,056)	-	-	-	(2,677,056)
Net loss	-	-	(2,006,014)	-	(587,184)	(2,593,198)
Foreign currency translation adjustment	-	-	-	19,486	4,457	23,943
Balance at December 31, 2012	$734,556	$(3,855,715)	$(2,666,268)	$37,637	$290,095	$(5,459,695)

The accompanying notes are an integral part of the consolidated financial statements

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
	2012	2011
Cash flows from operating activities:
Net loss	$(2,593,198)	$(918,344)
Adjustments to reconcile net loss to net cash provided by/(used in) operating activities:
Depreciation	343,944	164,390
Amortization of intangible assets	1,341	1,276
Losses on disposal of intangible assets	-	16,282
Changes in current assets and liabilities:
Inventories	(5,673)	(92,148)
Other current assets	121,399	(129,631)
Rental deposits	(15,844)	(76,852)
Other current liabilities	396,487	(255,065)
Unearned income	2,312,184	1,068,667
Net cash provided by/(used in) operating activities	560,640	(221,425)

Cash flows from investing activities:
Cash paid to purchase property, plant and equipment	(1,312,157)	(234,910)
Advance payment for leasehold improvement	(180,642)	(756,134)
Cash paid to purchase intangible assets	(19,840)	(9,050)
Net cash used in investing activities	(1,512,639)	(1,000,094)

Cash flows from financing activities:
Due from an owner	(2,678,564)	(923,031)
Due to an owner	82,856	215,717
Capital contribution from non-controlling interests	788,500	460,480
Advances from investors of new clubs	2,687,433	915,532
Net cash provided by financing activities	880,225	668,698

Effect of foreign exchange rate on cash	37,254	36,727

Net change in cash	(34,520)	(516,094)

Cash at beginning of year	224,810	740,904
Cash at end of year	$190,290	$224,810

Supplemental cash flow information
Interest paid	$-	$-
Income taxes paid	$-	$-

Noncash investing and financing activities:
Acquisition of property, plant and equipment included in other current liabilities	$111,704	$-

The accompanying notes are an integral part of the consolidated financial statements.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

Wuxi KangJiaFu Royal Traditional Investment Management Co., Ltd. (the "Company" or "Wuxi KJF"), formerly known as Wuxi KangJiaFu Royal Traditional Health Management Co., Ltd., was incorporated in Wuxi City, Jiangsu Province of People’s Republic of China (the "PRC") on September 17, 2010, as a limited liability company which was 60% owned by Wuxi KangJiaFu Biotech Technology Co., Ltd, (the "KJF Biotech") and 40% owned by 20 individual shareholders with 2% each (the "Other Founders"). The Company is principally engaged in providing an integrated suite of Investment physiotherapy services and solutions to individual customers.

On September 10, 2012, Mr. Yazhong Liao, Ms. Zhangmei Zhang and Mr. Huiwen Qu signed a series of share transfer agreements with KJF Biotech and Other Founders. According to these agreements, KJF Biotech and Other Founders of the Company transferred all of their shares to Mr. Yazhong Liao, Ms. Zhangmei Zhang and Mr. Huiwen Qu at historical purchase price. Therefore, Mr. Yazhong Liao, Ms. Zhangmei Zhang and Mr. Huiwen Qu owned 60.004%, 27.498% and 12.498% equity interest of the Company, respectively.

Wuxi Binhu District KangJiaFu Royal Traditional Health Preserving Club (the "Wuxi Club") was incorporated in Wuxi City, Jiangsu Province of PRC on January 26, 2011 as a limited partnership. 39.8% of Wuxi Club was owned by Wuxi KJF, 60% was owned by 10 individual limited partners and 0.2% was owned by general partner Huiwen Qu. When Wuxi Club was incorporated, Wuxi KJF signed Unanimous Action Letter together with other 10 limited partners and one general partner. Pursuant to the Unanimous Action Letter, Wuxi KJF and the other 11 partners agreed that they would vote in concert on corporate matters with respect to Wuxi Club. Therefore, Wuxi KJF has the controlling voting interest of Wuxi Club and Wuxi Club is consolidated as a subsidiary of Wuxi KJF.

On November 15, 2012, KJF Group INC. (the “KJF Group”) was incorporated in BRITISH VIRGIN ISLANDS as a BVI BUSINESS COMPANY. On November 15, 2012, KJF Group issued 50,000 shares with a par value of US$1.00 to 195 members. Mr. Yazhong Liao, Ms. Zhangmei Zhang, Mr. Huiwen Qu, Ms. Xiuxia Ji and Mr. Yimin Gu owned 14.994%, 13.994%, 11.996%, 4.998% and 4.918% ordinary shares of KJF Group, respectively, which is 50.9% in total. The other 190 individuals owned 49.1% ordinary shares of KJF Group.

On December 18, 2012, the new partners Ms. Qiuqiu Qian, Mr. Mingjie Xu and Mr. Xinhua Gu signed All Partners Resolution together with Wuxi KJF, 10 individual limited partners and general partner Huiwen Qu. According to the All Partners Resolution, 10 individual limited partners transferred all of their shares in Wuxi Club to the new partners and Wuxi KJF. Therefore, Wuxi KJF, Ms. Qiuqiu Qian, Mr. Mingjie Xu, Mr. Xinhua Gu, and Mr. Huiwen Qu owned 96.2%, 1.2%, 1.2%, 1.2%, and 0.2% equity interest of Wuxi Club, respectively. For the consideration of this transaction, KJF Group issued shares to the above 10 previous individual limited partners as consideration exchange for their equity interest in Wuxi Club. The transaction is effective upon the consummation of the business combination between Wuxi KJF and a SEC registrant company Comjoyful International Company (the "Comjoyful", incorporated in Nevada). Equity interest of the above 10 previous individual limited partners would be returned if the business combination did not consummate.

Nanjing KangJiaFu Royal Traditional Health Preserving Club (the "Nanjing Club") was originally founded in Nanjing City, Jiangsu Province of PRC on August 31, 2012, as a limited partnership which was 58.33% owned by Wuxi KJF, 41.59% owned by 20 individual limited partners and 0.08% owned by general partner Huiwen Qu. On November 15, 2012, the above 20 individual limited partners transferred their 20.84% shares in Nanjing Club to Wuxi KJF for the exchange of KJF Groups shares. As a result of such transfer, Wuxi KJF, the 20 individual limited partners and Mr. Huiwen Qu owned 79.17%, 20.75% and 0.08% equity interest of Nanjing Club, respectively. The transaction is effective upon the consummation of the business combination between Wuxi KJF and Comjoyful. Equity interest of the above 20 individual limited partners would be returned if the business combination did not consummate.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

2.	GOING CONCERN

The consolidated financial statements are prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of obligations in the normal course of business. The Company had recurring consolidated losses of $2,593,198 as of December 31, 2012 and $918,344 as of December 31, 2011, negative working capital of $4,666,193 as of December 31, 2012 and $1,596,868 as of December 31, 2011, and has a total owners’ deficit of $5,459,695 as of December 31, 2012 and $1,001,884 as of December 31, 2011. These conditions raise substantial doubt about the ability of the Company to continue as a going concern.

In view of these matters, continuation as a going concern is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to, meet its financial requirements, raise additional capital, and the success of its future operations. The financial statements do not include any adjustments to the amount and classification of assets and liabilities that may be necessary should the Company not continue as a going concern.

The management plans to raise necessary working capital by obtaining new loans from investors, and the owners of the Company would provide any capital gap. KJF Biotech has also committed to repay $3,855,715 to the Company during the year 2013 and 2014 (Note 15). As of September 30, 2013, $1,145,971 was subsequently collected. There are no assurances that the Company will be successful in achieving these goals.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidated financial statements

The accompanying consolidated financial statements include the accounts of the parent company Wuxi KJF and its subsidiaries, including Wuxi Club and Nanjing Club in which the parent company holds equity interests of 39.8% and 58.33%, respectively. All transactions and balances between the Company and its direct or indirect owned subsidiaries have been eliminated upon consolidation.

The accompanying consolidated financial statements have been prepared and presented in accordance with generally accepted accounting principles in the United States of America (the “GAAP”).

Foreign currency translation

The functional currency of the Company is the Renminbi (the “RMB) as China is the primary economic environment in which they operate.

For financial reporting purposes, the consolidated financial statements, which are prepared using RMB, are translated into the reporting currency, United States dollar ("U.S. dollar"), at the exchange rates quoted by www.oanda.com. Monetary assets and liabilities denominated in currencies other than the reporting currency are translated into the reporting currency at the rates of exchange ruling at the balance sheet date. Revenues and expenses are translated using average rates prevailing during the reporting period. Adjustments resulting from the translation are recorded as a separate component of accumulated other comprehensive income in owners’ deficit. Transaction gains and losses are recognized in the statements of operations and comprehensive income.

The exchange rates applied are as follows:

	2012	2011
Balance sheet items, except for equity accounts	6.3086	6.3585
Items in the statements of operations and comprehensive income, and statements cash flows	6.3116	6.4640

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

Use of estimates

The preparation of the consolidated financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets, liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews its estimates and assumptions including those related to the useful lives and recoverability of the carrying amount of property, plant and equipment, and deferred tax based on historical experience and various other factors believed to be reasonable under the circumstances, and accruals for income tax uncertainties and other contingencies. Changes in facts and circumstances may result in revised estimates.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and demand deposits or liquid investments that are placed with banks and other financial institutions and are unrestricted as to withdrawal or use, or have remaining maturities of three months or less.

Advance to a supplier

The advance to a supplier arises from prepayment to the suppliers for the full amount of certain raw materials ordered. Advance to a supplier that is individually significant is subject to separate impairment assessment. If there is objective evidence that the Company will not be able to collect the full amount under the original terms, a provision for impairment of that advance to a supplier is established at the difference between the carrying amount of that advance payment and the present value of its estimated future cash flows.

Inventories

Inventories are materials used in the physiotherapy process. Such items include; Chinese traditional medicine packages, essential oil, towels and so on, are stated at the lower of cost or market value. Cost is determined using weighted average method.

Fair value of financial instruments

ASC Topic 820 "Fair Value Measurement and Disclosures," defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates their hierarchy disclosures each quarter.

Financial instruments include cash and cash equivalents, advance to a supplier, other current assets, amounts due from related parties, amounts due to related parties, and other current liabilities. The carrying amount reported in consolidated balance sheets approximated their fair values because of the short maturity of these instruments.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

Property and equipment

Property and equipment are stated at cost less accumulated depreciation.

The cost of an asset comprises its purchase price and any directly attributable costs of bringing that asset to its present working condition and location for its intended use. Repairs and maintenance of fixed assets are expensed as incurred. Subsequent expenditures for major reconstruction, expansion, improvement and renovation are capitalized when it is probable that future economic benefits in excess of the original assessment of performance will flow to the Company. Capitalized expenditures arising from major reconstruction, expansion and improvement are depreciated using the straight-line method over the remaining useful lives of the fixed assets. Capitalized expenditures arising from the renovation of fixed assets are depreciated on the straight-line basis over the expected beneficial periods.

Depreciation is provided to write off the cost of property and equipment over their useful lives from the date on which they become fully operational and after taking into account their estimated salvage values, using the straight-line method:

Furniture, computer and electronic equipment and leasehold improvement.........	5 years
Office equipment...................................................................................................	5 years
Motor vehicle........................................................................................................	5 years

Management estimates the salvage value of property plant and equipment to be 5% of original value excluding leasehold improvement. The salvage value of leasehold improvement estimated by the management is 0%.

Intangible assets

Intangible assets include software and are stated at cost less accumulated amortization.

Intangible assets are amortized using the straight-line basis over the estimated useful lives as follows:

Accounting software.............................................................................................	5 years

Impairment of Long-Lived Assets

Long-lived assets, including property and equipment and purchased intangible assets with finite useful lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets or asset group to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset or asset group. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. No impairment of long-lived assets was recognized for the years ended December 31, 2012 and 2011.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

Revenue recognition

Revenues are recognized when the following four criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the service has been rendered, (iii) the fees are fixed or determinable, and (iv) collectability is reasonably assured.

Service Revenue

The Company generate service revenue primarily from providing physiotherapy service including pedicure, sauna and massage to its individual customers. Upon receipt of the upfront cash payments for pre purchase of multiple massages from the individual customer, the full payment will be deferred and recognized as unearned income. The Company recognizes service revenue proportionately when services are provided to customer, and there is no expiration date for the prepayment.

Sundry Foods Revenue

The Company also sell sundry foods to the individual customers when provided with physiotherapy services. Sundry Food Revenue is recognized after foods are delivered, the price is fixed or determinable and collection of the receivables is reasonably assured.

Cost of Revenues

Cost of revenues primarily consists of salaries, bonuses and allowances paid to physiotherapists and other service staff, rental payments, materials consumed during the physiotherapy, and the depreciation and amortization of property and equipment.

Operating leases

The Company leases office premises under non-cancelable operating leases. Payments made under operating leases are charged to the consolidated statements of income on a straight-line basis over the lease term.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes.

Comprehensive loss

Comprehensive loss includes net loss and foreign currency translation adjustments. Comprehensive loss is reported in the consolidated statements of operations and comprehensive loss. Accumulated other comprehensive loss, as presented on the balance sheets are the cumulative foreign currency translation adjustments.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

Significant risks and uncertainties

Credit risk

Assets that potentially subject the Company to significant concentration of credit risk primarily consist of cash. The maximum exposure of such assets to credit risk is their carrying amount as of the balance sheet dates. As of December 31, 2012 and 2011, the Company held cash in banks of $184,761 and $221,506, respectively. Substantially all of the Company’s cash was deposited in financial institutions located in Mainland China, which were uninsured by the government authority. To limit exposure to credit risk relating to deposits, the Company primarily place cash deposits only with large financial institutions in China which management believes are of high credit quality.

The Company’s operations are carried out in Mainland China. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. In addition, the Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, rates and methods of taxation, and the extraction of mining resources, among other factors.

Recently issued accounting pronouncements

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income." Under the amendments in this ASU, an entity has two options for presenting its total comprehensive income: to present total comprehensive income and its components along with the components of net income in a single continuous statement, or in two separate but consecutive statements. The amendments in this ASU are required to be applied retrospectively and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

In July 2012, the FASB issued ASU 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment."  This ASU simplifies how entities test indefinite-lived intangible assets for impairment which improve consistency in impairment testing requirements among long-lived asset categories. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying value. For assets in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform quantitative impairment testing as outlined in the previously issued standards. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

In February 2013, the Financial Accounting Standards Board ("FASB") issued amendments under ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (Topic 220).  The amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component.  In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income, but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. We will adopt these amendments in the fourth quarter of 2013.

The FASB has issued Accounting Standards Update (ASU) No. 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. ASU 2013-04 provides guidance for the recognition, measurement, and

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this ASU is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2014, and interim periods and annual periods thereafter. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

4.	INVENTORIES

Inventories as of December 31, 2012 and 2011 consisted of the following:

	December 31,
	2012	2011
Medicinal materials	$71,953	$89,036
Other materials	42,274	18,664

Total	$114,227	$107,700

5.	OTHER CURRENT ASSETS

Other current assets as of December 31, 2012 and 2011 consisted of the following:

	December 31,
	2012	2011
Advances to staff for business use	$15,391	$102,072
Advance to a supplier	14,237	14,126
Others	19,139	52,691

Total	$48,767	$168,889

6.	PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following as of December 31, 2012 and 2011:

	December 31,
	2012	2011
Leasehold improvements	$2,063,837	$736,039
Furniture and office equipment	127,291	62,957
Computer and electronic equipment	80,466	48,820
Motor vehicle	7,467	-
Less: Accumulated depreciation and amortization	(514,359)	(168,915)

Total	$1,764,702	$678,901

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

Depreciation and amortization expenses for the years ended December 31, 2012 and 2011 were $343,944 and $164,390, respectively.

7.	ADVANCE PAYMENT FOR LEASEHOLD IMPROVEMETN

The Company has paid in advance to decoration suppliers for leasehold improvement for the new clubs. As of December 31, 2012 and 2011, the advance payment amounted to $955,486 and $768,679, respectively.

8.	RENTAL DEPOSITS

The Company rents premises for its business clubs and was required to pay rental deposits pursuant to rental agreements and the rental deposits will be refunded after the lease terminates. As of December 31, 2012 and 2011, the rental deposits amounted to $ 94,597 and $ 78,127, respectively.

9.	INTANGIBLE ASSETS, NET

Intangible assets consisted of the following as of December 31, 2012 and 2011:

	December 31,
	2012	2011
Accounting software	$19,850	$-
Less: Accumulated amortization	(1,342)	-

Total	$18,508	$-

Amortization expenses for the years ended December 31, 2012 and 2011 were $1,341 and $1,276, respectively. The estimated annual amortization expense for intangible asset is $3,970 for the years ended December 31, 2013, 2014, 2015 and 2016, and $2,628 for the year ended December 31, 2017.

10.	OTHER CURRENT LIABILITIES

Other current liabilities as of December 31, 2012 and 2011 consisted of the following:

	December 31,
	2012	2011
Payable for leasehold improvement and deferred rent	$451,381	$155,615
Payroll payable and welfare payable	306,396	114,163
Other tax payable	42,208	19,485

Total	$799,985	$289,263

11.	ADVANCES FROM INVESTORS OF NEW CLUBS

The Company entered into partnership co-investment agreements with 401 individual investors in order to establish new clubs and expand business, including Wuxi, Nanjing, Jintan, Nantong, Yixing, Changzhou, Jiangyin and Shanghai. As of December 31, 2012, only Wuxi Club and Nanjing Club had started operations, and other clubs were still in start-up stage. As of December 31, 2012 and 2011, advances from investors of new clubs amounted to $3,626,795 and $930,723, respectively. The amount is non-interest bearing and will be invested into the new clubs as capital once they are founded.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

12.	UNEARNED INCOME

	December 31,
	2012	2011
Unearned income	$3,774,446	$1,449,696

The balances of unearned income as of December 31, 2012 and 2011 represented prepayment made by the customers for prepaying massages service.

13.	INCOME TAXES

The Company files separate tax returns to PRC taxation authorities.

Wuxi KJF

Wuxi KJF is subject to PRC Enterprise Income Tax ("EIT") on the taxable income in accordance with the relevant PRC income tax laws. The EIT rate for companies operating in the PRC is 25%.

Reconciliation between the statutory PRC EIT rate of 25% and the effective tax rate is as follows:

	December 31,
	2012	2011
	%	%
Reconciling items:
PRC statutory tax rate	(25)	(25)
Non- deductable expenses	21	6
Change in valuation allowance	4	19

Effective tax rate	0	0

Wuxi KJF had deferred tax assets of approximately $138,875 and $77,786 as of December 31, 2012 and 2011, respectively that consist of tax loss carry forward. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those net operating losses are available. Wuxi KJF considers projected future taxable income and tax planning strategies in making its assessment. At present, Wuxi KJF does not have a sufficient operation profit to conclude that it is more-likely-than-not that Wuxi KJF will be able to realize all of its tax benefits in the near future and therefore a valuation allowance was established for the full value of the deferred tax asset.

Wuxi Club and Nanjing Club

Wuxi Club and Nanjing Club are not subject to EIT as they are limited liability partnerships, however each individual partner is subject to the individual income tax ("IIT") on his/her distributive share of taxable income in accordance with the relevant PRC income tax laws. The IIT is calculated by taxable income multiplying with applicable tax rate, and then minus deducting amount.

Annual Taxable Income (RMB)	Applicable Tax Rate	Deducting amount (RMB)
Taxable income =< RMB 15,000	5%	0
RMB 15,000 < Taxable income =< RMB 30,000	10%	750
RMB 30,000 < Taxable income =< RMB 60,000	20%	3,750
RMB 60,000 < Taxable income =< RMB 100,000	30%	9,750
The part of taxable income in excess of 100,000	35%	14,750

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

The Company did not identify significant unrecognized tax benefits for years ended December 31, 2012 and 2011. They did not incur any interest and penalties related to potential underpaid income tax expenses and also believed that the adoption of pronouncement issued by FASB regarding accounting for uncertainty in income taxes did not have a significant impact on the unrecognized tax benefits within 12 months from December 31, 2012.

14.	EMPLOYEE BENEFIT PLAN

Full time employees of the Company located in the PRC (mainland), participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance and other welfare benefits are provided to employees. The Company accrue for these benefits based on certain percentages of the employees' salaries. The Company accrued the welfare benefits of $260,059 and $83,528 as of December 31, 2012 and 2011, respectively.

15.	RELATED PARTY TRANSACTIONS AND BALANCES

Due from an owner of $3,855,715 and $1,178,659 as of December 31, 2012 and 2011 was non-interest bearing loan to KJF Biotech. Pursuant to an agreement between the Wuxi KJF and KJF Biotech, the amount due from KJF Biotech as of December 31, 2012 should be repaid as below terms:

Terms	Repayment (percentage of total amount)
By June 30, 2013	10%
By December 31, 2013	25%
By June 30, 2014	30%
By December 31, 2014	35%
Total	100%

The balance was classified as a receivable in the equity as of December 31, 2012 and 2011, respectively.

During the years ended December 31, 2012 and 2011, the amount of loans Wuxi KJF made to KJF Biotech was $2,678,564 and $923,031, respectively.

The balances of due to an owner as of December 31, 2012 and 2011 were $445,046 and $359,308, respectively, and represented payment made by KJF Biotech for operation purposes on behalf of Wuxi Club. During the years ended December 31, 2012 and 2011, KJF Biotech made in total $82,856 and $215,717 payments for Wuxi Club, respectively.

16.	CONCENTRATIONS AND CREDIT RISKS

As of December 31, 2012 and 2011, the Company held cash in banks of $184,761 and $221,506, respectively that is uninsured by the government authority. To limit exposure to credit risk relating to deposits, the Company primarily places cash deposits only with large financial institutions in the PRC with acceptable credit ratings.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No single customer accounted for 10% or more of total sales for the years ended December 31, 2012 and 2011. No single suppliers accounted for 10% or more of total inventory and service purchases for the years ended December 31, 2012 and 2011.

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WUXI KANGJIAFU ROYAL TRADITIONAL INVESTMENT MANAGEMENT CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENCY

Capital commitments

As of December 31, 2012, there was capital commitments amounting to $691,566 which were mainly related the leasehold improvements of the new clubs.

Operating lease commitments

The Company leased offices spaces and employee living spaces under non-cancellable operating leases.  Future minimum rental commitments for the next five years are as follows:

December 31,

2013	$591,682
2014	629,019
2015	654,896
2016	688,851
2017	716,325
2018 and then after	2,171,689
Total	$5,452,462

Other commitments

As of December 31, 2012, KJF Group issued shares to 10 previous individual limited partners of Wuxi Club and 20 individual limited partners of Nanjing Club as consideration exchange for their equity interest in each Club. The transaction is effective upon the consummation of the business combination between Wuxi KJF and Comjoyful. Wuxi KJF commits to return the equity interest of the above individual limited partners if the business combination did not consummate.

Contingency

Wuxi Club completed fitment work at the end of 2010. Just before the local Fire Control Bureau’s issuance of the Fire Control Permit to Wuxi Club, provincial government issued a new regulation, which forbids the operation of any densely-populated business on or above 4th floors of a building. Wuxi Club is located on 29th floor of a building. The local Fire Control Bureau did not issue Fire Control Permit to Wuxi Club but verbally agreed that Wuxi Club could go on operating on the 29th floor. According to Article 58 of Fire Protection Law of the People's Republic of China, local government has the right to cease the operation of a business if the required Fire Control Permit is not obtained. The local Fire Control Bureau performed regular annual fire control inspection on Wuxi Club without any defects noted. We believe the local Fire Control Bureau has substantially approved our operations. Wuxi Club has not received any notification from the government that the operation shall be ceased. Cease of operation of Wuxi Club remains a possibility but not probable.

18.	SUBSEQUENT EVENTS

The management evaluated all events subsequent to the balance sheet date through the date the consolidation financial statements were available to be issued. There are no significant matters to make material adjustments or disclosure in the financial statements.

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